UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2010

Momentive Specialty Chemicals Inc.

(Exact Name of Registrant as Specified in Its Charter)

1-71	New Jersey	13-0511250
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio		43215-3799
(Address of Principal Executive Offices)		(Zip Code)

(614) 225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2010, the board of directors of Momentive Specialty Chemicals Inc. (the “Company”) awarded a special bonus to Craig O. Morrison (Director, Chairman, President and Chief Executive Officer) and William H. Carter (Director, Executive Vice President and Chief Financial Officer) in recognition of each executive’s performance, productivity success and accomplishments related to the Company’s mergers and acquisitions efforts. Mr. Morrison will receive a bonus of $3.25 million and Mr. Carter will receive a bonus of $1.75 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE SPECIALTY CHEMICALS INC.

Date: December 30, 2010	By:	/S/ GEORGE F. KNIGHT
George F. Knight
Senior Vice President - Finance and Treasure